Exhibit 10.1

Execution Version

$650,000,000

ANTERO MIDSTREAM PARTNERS LP

ANTERO MIDSTREAM FINANCE CORPORATION

5.750% Senior Notes due 2027

PURCHASE AGREEMENT

February 20, 2019

J.P. Morgan Securities LLC

As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Antero Midstream Partners LP, a Delaware limited partnership (the “Partnership”), and Antero Midstream Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $650,000,000 aggregate principal amount of their 5.750% Senior Notes due 2027 (the “Securities”).  The Securities will be issued pursuant to an Indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), among the Issuers, the guarantors listed in Schedule 2 hereto (the “Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).  The Issuers and the Guarantors are referred to collectively herein as the “Antero Entities.”

The Securities will be sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration thereunder.  The Antero Entities have prepared a preliminary offering memorandum dated February 20, 2019 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this purchase agreement (this “Agreement”).  The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and

the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Antero Entities prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Antero Entities hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.                                      Purchase and Resale of the Securities.  The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.875% of the principal amount thereof plus accrued interest, if any, from February 25, 2019 to the Closing Date.  The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(a)         The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Issuers that:

(i)                                     it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)                                  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act;

(iii)                               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell the Securities as part of its initial offering except within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; and

(iv)                              it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of its initial offering except outside of the United States in accordance with the restrictions set forth in Annex D hereto.

(b)         Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Issuers and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (a) above (including Annex D hereto), and each Initial Purchaser hereby consents to such reliance.

(c)          The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(d)         The Antero Entities acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Antero Entities with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or fiduciary to, or an agent of, the Antero Entities or any other person.  Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Antero Entities shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto.  Any review by the Representative or any Initial Purchaser of the Issuers, the Guarantors and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

2.                                      Payment and Delivery.  Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002 at 10:00 A.M., New York City time, on February 25, 2019, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(a)         Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Partnership to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers.

3.                                      Representations and Warranties of the Antero Entities.  The Antero Entities jointly and severally represent and warrant to each Initial Purchaser that:

(a)                                 Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Antero Entities make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, which information is specified in the last sentence of Section 7(b).

(b)                                 Additional Written Communications.  The Antero Entities (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Antero Entities or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Antero Entities make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication, which information is specified in the last sentence of Section 7(b).

(c)                                  Incorporated Documents.  The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, as applicable, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Financial Statements.  The historical financial statements and the related notes and supporting schedules thereto included or incorporated by reference in each of the Time of Sale

Information and the Offering Memorandum present fairly the consolidated financial position of the Partnership and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles accepted in the United States applied on a consistent basis throughout the periods covered thereby, except to the extent disclosed therein.  The other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Partnership and its subsidiaries and presents fairly in all material respects the information shown thereby.  The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e)                                  No Material Adverse Change.  Since the date of the most recent audited financial statements included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any change in the equity or long-term debt of the Partnership or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Partnership or any of its subsidiaries on any class of equity interests, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Partnership or any of its subsidiaries taken as a whole; (ii) neither the Partnership nor any of its subsidiaries has entered into any transaction or agreement that is material to the Partnership and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Partnership and its subsidiaries taken as a whole; (iii) neither the Partnership nor any of its subsidiaries has sustained any material loss or interference with its business or operations from fire, explosion, flood or other calamity, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) neither the Partnership nor any of its subsidiaries has issued or granted any securities, except in each case as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f)                                   Organization and Good Standing.  Each of the Antero Entities has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, (A) have a material adverse effect on the business, properties, management, financial position or results of operations of the Partnership and its subsidiaries taken as a whole; (B) materially impair the ability of any of the Antero Entities to perform their respective obligations under the Transaction Documents (as defined below) (each of clause (A) and (B), a “Material Adverse Effect”); or (C) subject the limited partners of the Partnership to any material liability or disability.  The Partnership does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

(g)                                  General Partner. Antero Midstream Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), has full limited liability company power and authority to serve as general partner of the Partnership as disclosed in each of the Time of Sale Information and the Offering Memorandum.

(h)                                 Ownership of the General Partner. Antero Midstream GP LP, a Delaware limited partnership (“AMGP”), owns 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, dated as of April 11, 2017 (the “GP LLC Agreement”), and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such limited liability company interests are owned free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim (“Liens”) (except for (i) restrictions on transferability contained in the GP LLC Agreement or as described in the Time of Sale Information and the Offering Memorandum, (ii) Liens created or arising under the Delaware LLC Act, and (iii) pledges of equity interests in connection with the Credit Agreement, dated as of May 9, 2018, by and between AMGP and Wells Fargo Bank, National Association, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by AMGP or its subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable).

(i)                                     Ownership of the General Partner Interest in the Partnership.  The General Partner is the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership (the “General Partner Interest”); such General Partner Interest has been duly authorized and validly issued in accordance with the Agreement of Limited Partnership of the Partnership, dated as of November 10, 2014, as amended by Amendment No. 1, dated as of February 23, 2016, and Amendment No. 2, dated as of December 20, 2017 (the “Partnership Agreement”); and the General Partner owns such General Partner Interest free and clear of all Liens (except for (i) restrictions on transferability contained in the Partnership Agreement or as described in the Time of Sale Information and the Offering Memorandum and (ii) Liens created or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(j)                                    Due Authorization.  Each of the Antero Entities has or had, as applicable, full right, power and authority to execute and deliver, as applicable, this Agreement, the Securities and the Indenture (including each Guarantee of each Guarantor set forth therein) (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder.

(k)                                 Ownership of Midstream Operating.  The Partnership owns 100% of the limited liability company interests in Antero Midstream LLC, a Delaware limited liability company (“Midstream Operating”); such limited liability company interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of Midstream Operating, dated as of January 16, 2014 (the “Midstream Operating LLC Agreement”), and are fully paid (to the extent required under the Midstream Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Midstream Operating LLC Agreement or as described in the Time of Sale Information and the Offering Memorandum, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under that certain Amended and Restated Credit Agreement, dated as of October 26, 2017, by and among the Partnership and certain of its subsidiaries, certain lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, swingline lender and L/C issuer, and the other parties thereto, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by the Partnership or its subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable (the “Revolving Credit Facility”)).

(l)                                     Ownership of Antero Treatment.  The Partnership owns 100% of the limited liability company interests in Antero Treatment LLC, a Delaware limited liability company (“Antero Treatment”); such limited liability company interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of Antero Treatment, dated as of August 13, 2015 (the “Antero Treatment LLC Agreement”), and are fully paid (to the extent required under the Antero Treatment LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Antero Treatment LLC Agreement or as described in the Time of Sale Information and the Offering Memorandum, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(m)                             Ownership of Antero Water.  The Partnership owns 100% of the limited liability company interests in Antero Water LLC, a Delaware limited liability company (“Antero Water”); such limited liability company interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of Antero Water, dated as of November 6, 2014 (the “Antero Water LLC Agreement”), and are fully paid (to the extent required under the Antero Water LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Antero Water LLC Agreement or as described in the Time of Sale Information and the Offering Memorandum, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(n)                                 Ownership of Finance Corp.  The Partnership owns 100% of the issued and outstanding shares of capital stock of Finance Corp.; such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation and by-laws of Finance Corp., as amended to date (the “Finance Corp. Organizational Documents”), and is fully paid and nonassessable, were not issued in violation of any preemptive or similar right and, except as set forth in the Time of Sale Information and the Offering Memorandum, are owned free and clear of all Liens (other than transfer restrictions imposed by the Securities Act and the securities or Blue Sky laws of certain jurisdictions).

(o)                                 Ownership of Sherwood Midstream Interest.  Midstream Operating owns 50% of the limited liability company interests in Sherwood Midstream LLC, a Delaware limited liability company (“Sherwood Midstream”); such limited liability company interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of Sherwood Midstream, dated as of February 6, 2017 (the “Sherwood LLC Agreement”), and are fully paid (to the extent required under the Sherwood LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of all Liens (except for (i) restrictions on transferability contained in the Sherwood LLC Agreement or as set forth in the Time of Sale Information and the Offering Memorandum, (ii) Liens created or arising under the Delaware LLC Act and (iii) Liens created or arising under the Revolving Credit Facility).

(p)                                 No Other Subsidiaries.  The General Partner does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than the Partnership, Midstream Operating, Antero Treatment, Antero Water, Finance Corp., Series B of M3 Appalachia Operating, LLC, a Delaware limited liability company (“M3 Appalachia Operating”), Stonewall Gas Gathering LLC (“Stonewall”), Sherwood Midstream, Sherwood Midstream Holdings LLC, a Delaware limited liability company (“Sherwood Holdings”), MarkWest Ohio Fractionation Company, L.L.C., a Delaware limited liability company (together with M3 Appalachia Operating, Stonewall, Sherwood Midstream and Sherwood Holdings, the “JV Entities”) or other entities that, in the aggregate would not constitute a significant subsidiary as such term is defined in Section 1.02(w) of Regulation S-X under the Securities Act. The Partnership does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity, other than Midstream Operating, Antero Treatment, Antero Water, Finance Corp., the JV Entities or other entities that, in the aggregate would not constitute a significant subsidiary as such term is defined in Section 1.02(w) of Regulation S-X under the Securities Act.

(q)                                 The Indenture.  The Indenture has been duly authorized by each of the Antero Entities and, when duly executed and delivered, will constitute a valid and legally binding agreement of each of the Antero Entities enforceable against each of the Antero Entities in accordance with its terms, except as enforceability may be limited (A) by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) relating to enforceability and (B) by public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing (collectively, the “Enforceability Exceptions”).

(r)                                    The Securities and the Guarantees.  The Securities have been duly authorized for issuance and sale by the Issuers pursuant to this Agreement and the Indenture and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized for issuance by each of the Guarantors pursuant to this Agreement and the Indenture and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(s)                                   Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by each of the Antero Entities.

(t)                                    Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(u)                                 No Violation or Default.  Neither the Partnership nor any of its subsidiaries is (i) in violation of its respective certificate of limited partnership, formation or incorporation, agreement of limited partnership, limited liability company agreement or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Partnership or any of its subsidiaries is a party or by which the Partnership or any of its subsidiaries is bound or to which any of the property or assets of the Partnership or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(v)                                 No Conflicts.  The execution, delivery and performance by each of the Antero Entities of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the related Guarantees) and compliance by each of the Antero Entities with the terms thereof, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum and the consummation of the other transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of any of the Partnership or any of its subsidiaries or, to the knowledge of the Partnership and any of its subsidiaries, Sherwood Midstream, pursuant to, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Partnership or any of its subsidiaries or Sherwood Midstream is a party or by which the Partnership or any of its subsidiaries or Sherwood Midstream is bound or to which any of the property, right or assets of the Partnership or any of its subsidiaries or Sherwood Midstream is subject; (ii) result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Partnership or any of its subsidiaries or Sherwood Midstream or (iii) result in any violation of any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(w)                               No Consents.  No consent, approval, authorization or order of, or filing, registration or qualification (“consent”) of or with any court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by each of the Antero Entities of each of the Transaction Documents to which each is a party, (ii) the issuance and sale of the Securities (including the related Guarantees) and compliance by each of the Antero Entities with the terms thereof, (iii) the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum, and (iv) the consummation of the transactions contemplated by the Transaction Documents, except (A) such as have been, or prior to the Closing Date, will be, obtained or made, (B) for such consents as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (C) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect and (D) as described in each of the Time of Sale Information and the Offering Memorandum.

(x)                                 Legal Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Partnership or any of its subsidiaries is or may be a party or to which any property, right or asset of the Partnership or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Partnership or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Antero Entities, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or by others.

(y)                                 Independent Accountants.  KPMG LLP, which has certified certain financial statements of the Partnership and its subsidiaries is an independent public accounting firm with respect to the Partnership and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(z)                                  Title to Properties.  The Partnership and its subsidiaries have good and marketable title to, or valid rights to lease or otherwise use, all items of real property and personal property that are material to the respective businesses of the Partnership and its subsidiaries, in each case free and clear of all Liens except those (i) created or arising under the Revolving Credit Facility which are described in the Time of Sale Information and the Offering Memorandum, (ii) that do not materially interfere with the use made and proposed to be made of such property by the Partnership and its subsidiaries or (iii) that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)                          Rights of Way. The Partnership and its subsidiaries, directly or indirectly, have such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in each of the Time of Sale Information and the Offering Memorandum, subject to the limitations described in each of the Time of Sale Information and the Offering Memorandum, if any, except for (i) qualifications, reservations and encumbrances with respect thereto that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; the Partnership and its subsidiaries have fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that, individually or in the aggregate, would not have a Material Adverse Effect; and none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(bb)                          Intellectual Property.  The Partnership and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(cc)                            No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Partnership or any of its subsidiaries, on the one hand, and the directors, officers, unitholders, holders of equity interests or other affiliates of the Partnership or any of its subsidiaries, on the other hand, that would be required by the Securities Act to be described in a registration statement on Form S-1 to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(dd)                          Investment Company Act.  Neither the Partnership nor any of its subsidiaries is, and after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(ee)                            Taxes.  Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, or as would not, individually or in the aggregate, have a Material Adverse Effect, the Partnership and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum or as would not, individually or in the aggregate, have a Material Adverse Effect, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Partnership or any of its subsidiaries or any of their respective properties or assets.

(ff)                              Licenses and Permits.  The Partnership and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities (“Permits”) that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, neither the Partnership nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except that could not reasonably be expected to have Material Adverse Effect.

(gg)                            No Labor Disputes.  No labor disturbance by, or dispute with, the employees of the Partnership or any of its subsidiaries exists or, to the knowledge of the Antero Entities, is contemplated or threatened, and the Partnership is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Partnership or any of its subsidiaries, in each case except as could not reasonably be expected to have a Material Adverse Effect.

(hh)                          Environmental Laws.  Except as described in each of the Time of Sale Information and the Offering Memorandum: (i) the Partnership and its subsidiaries (x) are and, during the relevant time periods specified in all applicable statutes of limitations, have been in compliance with all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety (to the extent such human health or safety protection is related to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses and (z) have not received any written notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Partnership or any of its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) there are no proceedings that are pending or, to the knowledge of the Antero Entities, threatened against the Partnership or any of its subsidiaries under any Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed.

(ii)                                  Compliance with ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Partnership or any of its affiliates for employees or former employees of the Partnership and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions which, individually or in the aggregate, would not have a Material Adverse Effect, and no such plan is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA; and neither the Partnership nor any of its subsidiaries has any reasonable expectation of incurring any liabilities under Title IV of ERISA.

(jj)                                Disclosure Controls.  The Partnership and its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Partnership and its subsidiaries in reports that the Partnership files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Partnership’s management, including the principal executive officer(s) and principal financial officer(s) of the General Partner, as appropriate to allow timely decisions regarding required disclosure to be made.  The Partnership’s disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.  The Partnership and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(kk)                          Accounting Controls. The Partnership and its subsidiaries maintain systems of “internal control over financial reporting” (as such term is defined in Rule 15d-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the General Partner’s principal executive officer(s) and principal financial officer(s), to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of the Partnership’s consolidated financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP, there were no material weaknesses or significant deficiencies in the internal controls of the Partnership.

(ll)                                  Insurance.  The Partnership and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in reasonable amounts and insures against such losses and risks as are reasonably adequate to protect the Partnership and its subsidiaries and their respective businesses; and neither the Partnership nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures (other than the payment of premiums due) are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(mm)                  Cybersecurity; Data Protection.  The Partnership and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites,

applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as necessary for the operation of the business of the Partnership and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect.  The Partnership and its subsidiaries conduct industry-standard scans of its IT Systems to detect and address material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants.  The Partnership and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity and security of all IT Systems and sensitive data (including all personal, personally identifiable, confidential or regulated data (“Sensitive Data”)) used in connection with their businesses, and there have been no known breaches, violations, outages or unauthorized uses of or accesses to same, except as would not, individually or in the aggregate, have a Material Adverse Effect, and the Partnership and its subsidiaries have not had a duty to notify any other person, nor any incidents under internal review or investigations relating to the same.   The Partnership and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations applicable to the privacy and security of its IT Systems and Sensitive Data and to the protection of such IT Systems and Sensitive Data from unauthorized use, access, misappropriation or modification.

(nn)                          No Unlawful Payments.  Neither the Partnership nor any of its subsidiaries nor, to the knowledge of each of the Antero Entities, any director, officer, agent, employee or other person associated with or acting on behalf of the Partnership and its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under  the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any  rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Partnership and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(oo)                          Compliance with Money Laundering Laws. The operations of the Partnership and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Partnership or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering

Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Antero Entities, threatened.

(pp)                          No Conflicts with Sanctions Laws.  Neither the Partnership, any of its subsidiaries or, to the knowledge of the Partnership and its subsidiaries, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Partnership or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Partnership or any of its subsidiaries located, organized or resident in a country or territory that is the subject  or target of Sanctions, including, without limitation, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and none of the Antero Entities will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, underwriter, advisor, investor or otherwise) of Sanctions.  For the past five years, the Partnership and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in and will not engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(qq)                          Solvency.  On and immediately after the Closing Date, the Partnership and its subsidiaries (after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Partnership and its subsidiaries are not less than the total amount required to pay the liabilities of the Partnership and its subsidiaries on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Partnership and its subsidiaries are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Partnership and its subsidiaries are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; and (iv) the Partnership and its subsidiaries are not a defendant in any civil action that would result in a judgment that the Partnership and its subsidiaries are or would become unable to satisfy.

(rr)                                No Restrictions on Subsidiaries.  Except as disclosed in the Time of Sale Information and the Offering Memorandum, no subsidiary of the Partnership is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s properties or assets to the Partnership or any other subsidiary of the Partnership.

(ss)                              No Brokers.  Neither the Partnership nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(tt)                                Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(uu)                          No Integration.  The Partnership has not, directly or through any agent, issued, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the offering and sale of the Securities in a manner that would require registration of the Securities under the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(vv)                          No General Solicitation or Directed Selling Efforts.  None of the Partnership or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ww)                      Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex D hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(xx)                          No Stabilization.  None of the Antero Entities has taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Securities.

(yy)                          Statistical and Market-Related Data.  Nothing has come to the attention of the Issuers that has caused the Issuers to believe that the statistical and market-related data included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(zz)                            Sarbanes-Oxley.  There has been no failure on the part of the Partnership or any of its directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to the Partnership, including Section 402 related to loans and Section 302 and 906 related to certifications.

(aaa)                   No Changes in Internal Controls.  Since the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP, (i) the Antero Entities have not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Antero Entities to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Antero Entities; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

(bbb)                   Critical Accounting Policies.  The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” set forth or incorporated by reference in the most recent Preliminary Offering Memorandum accurately and fully describes (i) the accounting policies that the Partnership believes are the most important in the portrayal of the Partnership’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(ccc)                      Summaries of Law.  The statements made or incorporated by reference in the most recent Preliminary Offering Memorandum under the captions “Business and Properties—Regulation of Operations”; “Business and Properties—Regulation of Environmental and Occupational Safety and Health Matters”; “Business and Properties—Legal Proceedings”; “Certain Relationships and Related Transactions and Director Independence”; “Description of notes”; and “Certain U.S. federal income tax considerations,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

Any certificate signed by any officer of an Antero Entity and delivered to the Representative or counsel for the Initial Purchasers in connection with this Agreement or the consummation of the transactions contemplated hereby shall be deemed a representation and warranty by such Antero Entity, as to matters covered thereby, to each Initial Purchaser.

4.                                      Further Agreements of the Antero Entities.  Each of the Antero Entities jointly and severally covenants and agrees with each Initial Purchaser that:

(a)                                 Delivery of Copies.  The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)                                 Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)                                  Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Antero Entities will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)                                 Notice to the Representative.  The Issuers will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuers of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                  Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)                                   Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will as soon as practicable notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)                                  Blue Sky Compliance.  The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Issuers nor any of the Guarantors shall be required to (i) qualify as a foreign corporation, limited partnership, limited liability company or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)                                 Clear Market.  During the period from the date hereof through and including the date that is 60 days after the date hereof, each of the Antero Entities will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Antero Entities and having a tenor of more than one year.

(i)                                     Use of Proceeds.  The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds.”

(j)                                    Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Antero Entities will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)                                 DTC.  The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)                                     No Resales by the Partnership.  The Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

(m)                             No Integration.  Neither the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)                                 No General Solicitation or Directed Selling Efforts.  None of the Issuers or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D without the prior written consent of the Representative or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)                                 No Stabilization.  None of the Antero Entities will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5.                                      Certain Agreements of the Initial Purchasers.  Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains either (A) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (B) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.                                      Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by each of the Antero Entities of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)                                 Representations and Warranties.  The representations and warranties of the Antero Entities contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Antero Entities and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)                                 No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Issuers or any of their subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Issuers or any of their subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)                                  No Material Adverse Change.  No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto), the effect of which, in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)                                 Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the General Partner and of each Guarantor who has specific knowledge of the Partnership’s or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Antero Entities in this Agreement are true and correct and that the Antero Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)                                  Comfort Letters.  On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f)                                   Opinion and 10b-5 Statement of Counsel for the Antero Entities.  Vinson & Elkins L.L.P., counsel for the Antero Entities, shall have furnished to the Representative, at the request of the Partnership, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

(g)                                  Opinion and 10b-5 Statement of Counsel for the Initial Purchasers.  The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement of Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)                                 No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i)                                     DTC.  The Securities shall be eligible for clearance and settlement through DTC.

(j)                                    Indenture and Securities.  The Indenture shall have been duly executed and delivered by a duly authorized officer of the General Partner, each of the Guarantors and the Trustee, and the Global Note shall have been duly executed and delivered by a duly authorized officer of the General Partner and duly authenticated by the Trustee.

(k)                                 Additional Documents.  On or prior to the Closing Date, the Antero Entities shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.                                      Indemnification and Contribution.

(a)                                 Indemnification of the Initial Purchasers.  Each of the Antero Entities jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, selling agents, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)                                 Indemnification of the Antero Entities.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Antero Entities, each of their respective directors and officers and each person, if any, who controls any of the Antero Entities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the second and third sentences of the third paragraph and the paragraph regarding overallotment, stabilization transactions and syndicate covering transactions under the caption “Plan of Distribution” in the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum.

(c)                                  Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, selling agents, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Antero Entities, their respective directors and officers and any control persons of the Antero Entities shall be designated in writing by the Partnership.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Antero Entities on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Antero Entities on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Antero Entities on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Antero Entities on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Antero Entities or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability.  The Antero Entities and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose)

or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                   Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                                      Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Partnership, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Antero Entities shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.                                      Defaulting Initial Purchaser.  If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Partnership on the terms contained in this Agreement.  If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Partnership shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Partnership may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Partnership agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.  As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(a)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Partnership shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Partnership as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Antero Entities, except that each of the Antero Entities will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(c)                                  Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Antero Entities or any non-defaulting Initial Purchaser for damages caused by its default.

10.                               Payment of Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each of the Antero Entities jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Antero Entities’ counsel, independent accountants and independent reserve engineers; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Partnership in connection with any “road show” presentation to potential investors.

(a)         If (i) this Agreement is terminated pursuant to Section 8(ii), (ii) the Partnership for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any other reason permitted under this Agreement, each of the Antero Entities jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.                               Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, selling agents, officers and directors of each Initial Purchaser referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.                               Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Antero Entities and the Initial Purchasers contained in this Agreement or made by or on behalf of the Antero Entities or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Antero Entities or the Initial Purchasers.

13.                               Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and, for the avoidance of doubt, does not include any of the JV Entities; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.                               Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.                               Miscellaneous.  Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(a)                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (917)-456-3534); Attention: Catherine O’Donnell, with a copy (which shall not constitute notice) to: Ryan J. Maierson, Esq., Latham & Watkins LLP, 811 Main Street, Suite 3700, Houston, Texas  77002 (fax: (713) 546-5401).  Notices to the Antero Entities shall be given to them at 1615 Wynkoop Street, Denver, Colorado 80202, (fax: (303) 357-7299); Attention: Glen C. Warren, Jr., with a copy (which shall not constitute notice) to: Douglas E. McWilliams, Vinson & Elkins, L.L.P., 1001 Fannin Street, Suite 2500, Houston, TX 77002-6760, (fax: (713) 615-5725).

(b)                                 Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)                                  Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d)                                 Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)                                  Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(f)                                   Recognition of the U.S. Special Resolution Regimes.

(i)                                     In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)                                  In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(f):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(Signature Pages Follow)

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

Issuers:

ANTERO MIDSTREAM PARTNERS LP

By:	ANTERO MIDSTREAM PARTNERS GP LLC
(its General Partner)

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO MIDSTREAM FINANCE CORPORATION

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature page to Purchase Agreement]

Guarantors:

ANTERO MIDSTREAM LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO TREATMENT LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO WATER LLC

By:	/s/ Alvyn A. Schopp
Name: Alvyn A. Schopp
Title: Chief Administrative Officer, Regional Senior Vice President and Treasurer

[Signature page to Purchase Agreement]

Accepted: February 20, 2019

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By:	/s/ Hunter Bollman
Name: Hunter Bollman
Title: Vice President

[Signature page to Purchase Agreement]

SCHEDULE 1

Initial Purchaser	Principal Amount

J.P. Morgan Securities LLC	$227,500,000
Wells Fargo Securities, LLC	$78,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$45,500,000
Capital One Securities, Inc.	$45,500,000
Citigroup Global Markets Inc.	$45,500,000
Credit Agricole Securities (USA) Inc.	$45,500,000
ABN AMRO Securities (USA) LLC	$22,750,000
Barclays Capital Inc.	$22,750,000
Scotia Capital (USA) Inc.	$22,750,000
BMO Capital Markets Corp.	$13,000,000
Credit Suisse Securities (USA) LLC	$13,000,000
SMBC Nikko Securities America, Inc.	$13,000,000
TD Securities (USA) LLC	$13,000,000
U.S. Bancorp Investments, Inc.	$13,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$6,500,000
CIBC World Markets Corp.	$6,500,000
ING Financial Markets LLC	$6,500,000
PNC Capital Markets LLC	$6,500,000
BBVA Securities Inc.	$3,250,000
Total	$650,000,000

SCHEDULE 2

GUARANTORS

Antero Midstream LLC

Antero Treatment LLC

Antero Water LLC

SCHEDULE 3

SUBSIDIARIES OF THE PARTNERSHIP

Entity Name	Jurisdiction of Incorporation or Formation
Antero Midstream LLC	Delaware
Antero Treatment LLC	Delaware
Antero Water LLC	Delaware
Antero Midstream Finance Corporation	Delaware

ANNEX A

a.                                      Additional Time of Sale Information

1.                                      Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

PRICING TERM SHEET

[Attached]

Pricing Term Sheet dated February 20, 2019

to Preliminary Offering Memorandum dated February 20, 2019

Strictly Confidential

ANTERO MIDSTREAM PARTNERS LP

ANTERO MIDSTREAM FINANCE CORPORATION

5.750% SENIOR NOTES DUE 2027

PRICING TERM SHEET

FEBRUARY 20, 2019

The notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The notes may not be offered or sold except to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons. You are hereby notified that sellers of the notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Any sales of the notes outside the United States may only be made in accordance with applicable selling restrictions.

The information in this term sheet supplements Antero Midstream Partners LP and Antero Midstream Finance Corporation’s preliminary offering memorandum dated February 20, 2019 (the “Preliminary Offering Memorandum”) and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum.

Issuers:	Antero Midstream Partners LP and Antero Midstream Finance Corporation

Aggregate Principal Amount:	$650,000,000

Aggregate Net Proceeds (After Estimated Expenses):	$641,000,000

Form of Offering:	144A/Reg S

Maturity:	March 1, 2027

Coupon:	5.750%

Price:	100.0% of face amount plus accrued interest, if any, from February 25, 2019

Spread to Treasury:	+316 basis points

Benchmark Treasury:	UST 2.25% due February 15, 2027

Interest Payment Dates:	March 1 and September 1, commencing September 1, 2019

Record Dates:	February 15 and August 15

Optional Redemption:

At any time prior to March 1, 2022, up to 35% of the aggregate principal amount of the notes at a redemption price equal to 105.75% of the principal amount, plus accrued and unpaid interest, if any, with an amount of cash not greater than the net proceeds from certain equity offerings.

On or after March 1, 2022 and at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the notes redeemed during the twelve-month period beginning on March 1 of the years indicated below:

	Date	Percentage
	2022	102.875%
	2023	101.917%
	2024	100.958%
	2025 and thereafter	100.000%

Make-Whole Redemption:

Prior to March 1, 2022, all or a part of the notes, upon prior notice at a redemption price equal to 100% of the principal amount of notes redeemed plus the Applicable Premium, and accrued and unpaid interest, if any

Change of Control:	Following a Change of Control, put at 101% of principal plus accrued interest

Trade Date:	February 20, 2019

Settlement Date:

February 25, 2019 (T+3)

We expect delivery of the notes will be made against payment therefor on or about February 25, 2019, which is the third business day following the date of the pricing of the notes. Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to that trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing of the notes will be required, by virtue of the fact that the notes initially will settle in T+3, to specify an alternative settlement cycle at the time of any such trade to prevent failed settlement and should consult their own advisors.

Denominations:	$2,000 and integral multiples of $1,000

CUSIP/ISIN:	144A: 03690AAD8 / US03690AAD81 Regulation S: U0018YAB8 / USU0018YAB84

Joint Book-Running Managers:	J.P. Morgan Securities LLC

Wells Fargo Securities, LLC Merrill Lynch, Pierce, Fenner & Smith Incorporated Capital One Securities, Inc. Citigroup Global Markets Inc. Credit Agricole Securities (USA) Inc.

Senior Co-Managers:	ABN AMRO Securities (USA) LLC Barclays Capital Inc. Scotia Capital (USA) Inc.

Co-Managers:

BMO Capital Markets Corp.
Credit Suisse Securities (USA) LLC
SMBC Nikko Securities America, Inc.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.
BB&T Capital Markets
CIBC World Markets Corp.
ING Financial Markets LLC
PNC Capital Markets LLC
BBVA Securities Inc.

The information under the captions “Capitalization” in the Preliminary Offering Memorandum and each other location where it appears in the Preliminary Offering Memorandum is hereby modified with the following information:

Capitalization

The following line items supersede and replace in their entirety the corresponding entries in the “As adjusted” column as of December 31, 2018 in the table under the heading “Capitalization” on page 14 of the Preliminary Offering Memorandum. Information added to the line item is in bold and underlined.

•                  Revolving credit facility: $349,000.

•                  5.750% senior notes due 2027 offered hereby: $650,000.

•                  Unamortized discount and debt issuance costs: $(16,853).

This material is strictly confidential and has been prepared by the issuers solely for use in connection with the proposed offering of the notes described in the Preliminary Offering Memorandum.  This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the notes.  Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is not an offer to sell the notes described in the Preliminary Offering Memorandum and herein, and it is not a solicitation of an offer to buy such notes, in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

Any disclaimers or notices that may appear on this Pricing Term Sheet below the text of this legend are not applicable to this Pricing Term Sheet and should be disregarded. Such disclaimers may have been electronically generated as a result of this Pricing Term Sheet having been sent via, or posted on, Bloomberg or another electronic mail system.

ANNEX C

FORM OF OPINION OF VINSON & ELKINS L.L.P.

a)                                     Each of the Antero Entities and the General Partner has been duly formed and each of the Antero Entities and the General Partner is validly existing and in good standing under the laws of the State of Delaware, with all corporate, limited liability company or limited partnership, as the case may be, power and authority necessary to own or hold their respective properties and conduct their respective businesses, and in the case of the General Partner, to serve as the general partner of the Partnership, as described in each of the Time of Sale Information and the Offering Memorandum.

b)                                     Each of the Antero Entities and the General Partner is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, in good standing in all jurisdictions listed on Annex A to such opinion.

c)                                      AMGP is the sole member of the General Partner and owns 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming AMGP as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the GP LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Credit Agreement, dated as of May 9, 2018, by and between AMGP and Wells Fargo Bank, National Association, as amended, supplemented or restated, if applicable, including any promissory notes, pledge agreements, security agreements, mortgages, guarantees and other instruments or agreements entered into by AMGP or its subsidiaries in connection therewith or pursuant thereto, in each case as amended, supplemented or restated, if applicable.

d)                                     The General Partner is the sole general partner of the Partnership and owns a noneconomic general partner interest in the Partnership; the General Partner Interest has been duly authorized and validly issued in accordance with the Partnership Agreement, is fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum; and the General Partner Interest is owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Partnership Agreement and (B) Liens created by or arising under the Delaware LP Act.

e)                                      IDR Holdings owns all of the Incentive Distribution Rights; the Incentive Distribution Rights, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Incentive Distribution Rights are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Partnership Agreement and (B) Liens created by or arising under the Delaware LP Act.

f)                                       The Partnership is the sole member of Midstream Operating and owns 100% of the limited liability company interests in Midstream Operating; such limited liability company interests have been duly authorized and validly issued in accordance with the Midstream Operating LLC Agreement and are fully paid (to the extent required under the Midstream Operating LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Midstream Operating LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

g)                                      The Partnership is the sole member of Antero Treatment and owns 100% of the limited liability company interests in Antero Treatment; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Treatment LLC Agreement and are fully paid (to the extent required under the Antero Treatment LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Antero Treatment LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

h)                                     The Partnership is the sole member of Antero Water and owns 100% of the limited liability company interests in Antero Water; such limited liability company interests have been duly authorized and validly issued in accordance with the Antero Water LLC Agreement and are fully paid (to the extent required under the Antero Water LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1)

in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Antero Water LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

i)                                         The Partnership owns 100% of the issued and outstanding shares of capital stock of Finance Corp.; such capital stock has been duly authorized and validly issued and is fully paid and nonassessable; such capital stock, except as set forth in the Time of Sale Information and the Offering Memorandum, is owned by the Partnership free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Finance Corp. Organizational Documents, (B) Liens created by or arising under the Delaware General Corporation Law and (C) pledges of equity interests in connection with the Revolving Credit Facility.

j)                                        Midstream Operating owns 50% of the limited liability company interests in Sherwood Midstream; such limited liability company interests have been duly authorized and validly issued in accordance with the Sherwood Midstream LLC Agreement and are fully paid (to the extent required under the Sherwood Midstream LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and such limited liability company interests are owned free and clear of any Liens (1) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Midstream Operating as debtor is on file in the office of the Delaware Secretary of State or (2) otherwise known to us, without independent investigation, other than (A) restrictions on transferability contained in the Sherwood Midstream LLC Agreement, (B) Liens created by or arising under the Delaware LLC Act and (C) pledges of equity interests in connection with the Revolving Credit Facility.

k)                                     The Indenture has been duly authorized, executed and delivered by each of the Antero Entities and, assuming due execution and delivery thereof by the Trustee, constitutes the valid and legally binding agreement of each of the Antero Entities, enforceable against each of the Antero Entities in accordance with its terms, subject to the Enforceability Exceptions.

l)                                         The Notes have been duly authorized, executed and delivered by the Issuers and, when each global certificate representing the Notes has been duly executed and authenticated as provided in the Indenture and the Notes have been paid for as provided in the Purchase Agreement, will constitute valid and legally binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

m)                                 The Guarantees have been duly authorized by each of the Guarantors and, when each global certificate representing the Notes has been duly executed and authenticated as provided in the Indenture and the Notes have been paid for as provided in the Purchase Agreement, will constitute valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

n)                                     The Purchase Agreement has been duly authorized, executed and delivered by each of the Antero Entities.

o)                                     Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

p)                                     The execution, delivery and performance by each of the Antero Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the related Guarantees) and compliance by each of the Antero Entities with the terms thereof, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party upon any property or assets of the Antero Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument filed or incorporated by reference as an exhibit to the Incorporated Documents (collectively, the “Applicable Contracts”), (ii) result in any violation of the provisions of the certificate of formation or limited partnership agreement or similar organizational documents of the Partnership or any of its subsidiaries or (iii) result in any violation of any Applicable Laws or, to our knowledge, any judgment, order, decree, rule or regulation of any United States federal, New York or Delaware state court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. With respect to clause (iii) above, we express no opinion as to any federal or state securities or Blue Sky laws or federal or state antifraud laws, rules or regulations.

q)                                     No consent, approval, authorization or order of, or filing, registration or qualification (“consent”) of or with any United States federal, New York or Delaware state court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by each of the Antero Entities of each of the Transaction Documents to which it is a party, (ii) the issuance and sale of the Securities (including the related Guarantees) and compliance by each of the Antero Entities with the terms thereof, (iii) the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in each of the Time of Sale Information and the Offering Memorandum and (iv) the consummation of the transactions contemplated by the Transaction Documents, except (A) such as have been, or prior to the date hereof, will be, obtained or made, (B) for such consents as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (C) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a Material Adverse Effect.

r)                                        The statements included in each of the Time of Sale Information and the Offering Memorandum under the caption “Certain U.S. federal income tax considerations,” insofar as they refer to statements of law or legal conclusions, are accurate in all material respects.

s)                                       None of the Antero Entities is now and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in each of the Time of Sale Information and the Offering Memorandum, none of the Antero Entities will be required to register as an “investment company” within the meaning of the Investment Company Act.

t)                                        Assuming the accuracy of the representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in the Purchase Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the initial resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Time of Sale Information and the Offering Memorandum, to register the sale or resale of the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act. We express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

u)                                     The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (other than the financial statements and other financial information contained therein, as to which we express no opinion), when filed with the Securities and Exchange Commission (the “Commission”), appeared on their face to comply as to form in all material respects with the requirements of the Securities Act or Exchange Act and the rules and regulations of the Commission thereunder, as applicable.

In addition, we have participated in conferences with representatives of the Antero Entities and with representatives of their independent accountants and with the Initial Purchasers and their counsel at which conferences the contents of the Time of Sale Information and the Offering Memorandum (in each case, excluding the Incorporated Documents) and related matters were discussed. Although we have not independently verified, are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Time of Sale Information and the Offering Memorandum (except as expressly provided in paragraph (r) above), based on the participation described above (relying as to factual matters with respect to the determination of materiality to the extent we deem reasonable upon statements of fact made to us by the Antero Entities), nothing has come to our attention to cause us to believe that (i) the Time of Sale Information (including the Incorporated Documents incorporated or deemed incorporated by reference therein), at the Time of Sale (which we have assumed to be 3:00 p.m., New York time, on February 20, 2019), contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) that the Offering Memorandum (including the Incorporated Documents incorporated or deemed incorporated by reference therein), as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In making the foregoing statement, we express no comment or belief as to the financial statements (including the related notes and schedules thereto), the other financial or accounting information or the oil and natural gas reserve estimates contained in, incorporated or deemed incorporated by reference in, or omitted from the Time of Sale Information or the Offering Memorandum.

ANNEX D

RESTRICTIONS ON OFFERS AND SALES OUTSIDE THE UNITED STATES

In connection with offers and sales of Securities outside the United States:

(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)    At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)    Each Initial Purchaser acknowledges that no action has been or will be taken by the Partnership that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

(d)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it:

(i)     has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Antero Entities; and

(ii)    has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.